UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 19, 2017

Xenith Bankshares, Inc.

(Exact name of registrant as specified in its charter)

Virginia	001-32968	54-2053718
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One James Center, 901 E. Cary Street, Suite 1700 Richmond, Virginia	23219
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (804) 433-2200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On May 22, 2017, Xenith Bankshares, Inc. (“XBKS”) and Union Bankshares Corporation (“UBSH”) issued a joint press release announcing the execution of an Agreement and Plan of Reorganization, dated as of May 19, 2017, pursuant to which, subject to the terms and conditions set forth therein, XBKS will merge with and into UBSH, with UBSH as the surviving corporation in the merger. A copy of the joint press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein. In addition, UBSH and XBKS intend to conduct a joint conference call and webcast beginning at 10:00 a.m., Eastern Daylight Time, on May 22, 2017. A copy of the investor presentation that will be made available in connection with such conference call and webcast is attached hereto as Exhibit 99.2 and incorporated by reference herein.

Forward-Looking Statements

Certain statements made herein may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that include projections, predictions, expectations, or beliefs about future events or results or otherwise are not statements of historical fact, are based on certain assumptions as of the time they are made, and are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. Such statements are often characterized by the use of qualified words (and their derivatives) such as “expect,” “believe,” “estimate,” “plan,” “project,” “anticipate,” “intend,” “will,” “may,” “view,” “opportunity,” “potential,” or words of similar meaning or other statements concerning opinions or judgment of UBSH or XBKS or their management about future events. Such statements include statements as to the anticipated benefits of the merger, including future financial and operating results, cost savings and enhanced revenues as well as other statements regarding the merger. Although each of UBSH and XBKS believes that its expectations with respect to forward-looking statements are based upon reasonable assumptions within the bounds of its existing knowledge of its business and operations, there can be no assurance that actual results, performance, or achievements of UBSH or XBKS will not differ materially from any projected future results, performance, or achievements expressed or implied by such forward-looking statements. Actual future results and trends may differ materially from historical results or those anticipated depending on a variety of factors, including but not limited to: (1) the businesses of UBSH and XBKS may not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; (2) expected revenue synergies and cost savings from the merger may not be fully realized or realized within the expected time frame; (3) revenues following the merger may be lower than expected; (4) customer and employee relationships and business operations may be disrupted by the merger; (5) the ability to obtain required regulatory and shareholder approvals, and the ability to complete the merger on the expected timeframe may be more difficult, time-consuming or costly than expected; (6) changes in interest rates, general economic conditions, tax rates, legislative/regulatory changes, monetary and fiscal policies of the U.S. government, including policies of the U.S. Treasury and the Board of Governors of the Federal Reserve System; the quality and composition of the loan and securities portfolios; demand for loan products; deposit flows; competition; demand for financial services in the companies’ respective market areas; their implementation of new technologies; their ability to develop and maintain secure and reliable electronic systems; and accounting principles, policies, and guidelines, and (7) other risk factors detailed from time to time in filings made by UBSH or XBKS with the Securities and Exchange Commission (the “SEC”). Forward-looking statements speak only as of the date they are made and UBSH and XBKS undertake no obligation to update or clarify these forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information About the Proposed Transaction and Where to Find It

In connection with the proposed merger, UBSH will file with the SEC a registration statement on Form S-4 to register the shares of UBSH common stock to be issued to the shareholders of XBKS. The registration statement will include a joint proxy statement of UBSH and XBKS and a prospectus of UBSH. A definitive joint proxy statement/prospectus will be sent to the shareholders of UBSH and XBKS seeking their approval of the merger and related matters. This release does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. Before making any voting or investment decision, investors and shareholders of UBSH and XBKS are urged to read carefully the entire registration statement and joint proxy statement/prospectus when they become available, including any amendments thereto, because they will contain important information about the proposed transaction. Free copies of these documents may be obtained as described below.

Investors and shareholders of both companies are urged to read the registration statement on Form S-4 and the joint proxy statement/prospectus included within the registration statement and any other relevant documents to be filed with the SEC in connection with the proposed merger because they will contain important information about UBSH, XBKS and the proposed transaction. Investors and shareholders of both companies are urged to review carefully and consider all public filings by UBSH and XBKS with the SEC, including but not limited to their Annual Reports on Form 10-K, their proxy statements, their Quarterly Reports on Form 10-Q, and their Current Reports on Form 8-K. Investors and shareholders may obtain free copies of these documents through the website maintained by the SEC at www.sec.gov. Free copies of the joint proxy statement/prospectus and other documents filed with the SEC also may be obtained by directing a request by telephone or mail to Union Bankshares Corporation, 1051 East Cary Street, Suite 1200, Richmond, Virginia 23219, Attention: Investor Relations (telephone: (804) 633-5031), or Xenith Bankshares, Inc., 901 East Cary Street Richmond, Virginia, 23219, Attention: Thomas W. Osgood (telephone: (804) 433-2200), or by accessing UBSH’s website at www.bankatunion.com under “Investor Relations” or XBKS’s website at www.xenithbank.com under “Investor Relations” under “About Us.” The information on UBSH’s and XBKS’s websites is not, and shall not be deemed to be, a part of this release or incorporated into other filings either company makes with the SEC.

UBSH and XBKS and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of UBSH and/or XBKS in connection with the merger. Information about the directors and executive officers of UBSH is set forth in the proxy statement for UBSH’s 2017 annual meeting of shareholders filed with the SEC on March 21, 2017. Information about the directors and executive officers of XBKS is set forth in XBKS’s Annual Report on Form 10-K, as amended, filed with the SEC on May 1, 2017. Additional information regarding the interests of these participants and other persons who may be deemed participants in the merger may be obtained by reading the joint proxy statement/prospectus regarding the merger when it becomes available. Free copies of these documents may be obtained as described above.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Joint press release of Union Bankshares Corporation and Xenith Bankshares, Inc., dated May 22, 2017.

99.2	Investor Presentation, dated May 22, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 22, 2017

XENITH BANKSHARES, INC.

By:	/s/ Thomas W. Osgood
Thomas W. Osgood
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Joint press release of Union Bankshares Corporation and Xenith Bankshares, Inc., dated May 22, 2017.

99.2	Investor Presentation, dated May 22, 2017.